Prospectus Supplement - ULTI0147

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

 Homestead Funds, Inc.

 Supplement Dated January 19, 2024   to the Prospectus dated May 1, 2023

This supplement revises certain information contained in the above-referenced prospectus (the "Prospectus") regarding the International Equity Fund, a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 1, 2024, Uday Cheruvu began serving as a portfolio manager to the International Equity Fund (the "Fund") and Bryan Lloyd and Babatunde Ojo ceased serving as portfolio managers of the Fund.

1.The section titled "International Equity Fund – Portfolio Management Team" on page 38 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team

Ferrill Roll, Andrew West, Patrick Todd and Uday Cheruvu serve as the portfolio managers of the Fund. Messrs. Roll and West have held this position since January 2016, Mr. Todd has held this position since January 2017 and Mr. Cheruvu has held this position since January 2024.

Messrs. Roll and West are the co-lead portfolio managers.

2.The subsection titled "Subadviser to the International Equity Fund" in the section "Management of the Funds" beginning on page 72 of the Prospectus is revised to delete the paragraphs regarding Bryan Lloyd, CFA and Babatunde Ojo, CFA and to add the following additional paragraph after Andrew West, CFA.

Uday Cheruvu, CFA has been a portfolio manager of the International Equity strategy since 2024 and also serves as a research analyst covering the Information Technology and Communication Services sectors, a role he has served since 2020. He holds a Master of Applied Finance from Macquarie University, a BS in Engineering and Commerce from the University of Melbourne and the Chartered Financial Analyst (CFA) designation. He joined Harding Loevner in 2020.